AEW REAL ESTATE FUND

Supplement dated December 29, 2016 to the Natixis Statement of Additional Information (the “SAI”) dated May 1, 2016, as may be revised or supplemented from time to time.

Effective January 1, 2017, the third paragraph under the section “Portfolio Holdings Information” in the SAI is amended as follows:

All references to Battea Class Action Services, LLC are removed and replaced with Financial Recovery Technologies, LLC.